4C. SEPTEMBER 2012 SECURED PROMISSORY NOTES	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
4C. SEPTEMBER 2012 SECURED PROMISSORY NOTES

On September 12, 2012, the Company issued a promissory note amounting to $250,000.  As amended, the note is due on demand, bears an interest of 12% per annum and is secured by the Company’s assets.  As part of issuance of the note, the Company also issued to the holder,  a five-year, fully vested warrant to purchase 9,434 shares of common stock at $125.00 per share, as amended, which is subject to certain reset provisions. Total proceeds received amounted to $228,000, net of legal fees of $22,000.

The Company determined that the anti-dilution reset provision of the warrants is subject to derivative liability treatment and is required to be accounted for as a liability and recorded at its fair value upon issuance.  The Company determined the fair value of the warrants to be $515,273 using a probability weighted average Black-Scholes Option Pricing Model (see Note 9 for discussion on derivative liability).  The Company also granted the note holder, 17,750 shares of common stock with a fair value of $875,000.  The aggregate fair value $1,390,273 of the derivative liability arising from the issuance of the warrants and the fair value of the issuance of the common stock was recorded as an expense upon issuance of the note and reflected as part of financing cost in the 2012 statement of operations.

In May 2013, pursuant to an Exchange Agreement with the Company’s creditors, the note was exchanged to shares of common stock.  See Note 12 Subsequent Events for further discussion.